IVY FUNDS

Macquarie Smid Cap Core Fund
(formerly, Delaware Ivy Smid Cap Core Fund)
(the “Fund”)

Supplement to the Fund’s Statutory Prospectus, dated July 31, 2024, as amended

On or about June 1, 2025, Francis Morris will retire from Delaware Management Company, the Fund’s manager, and will no longer be a portfolio manager of the Fund.

Effective immediately, the following replaces the information in the section of the Fund’s statutory prospectus entitled “Fund summaries — Macquarie Smid Cap Core Fund — Who manages the Fund? — Investment manager”:

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio Managers	Title with Delaware Management Company	Start Date on the Fund
David Reidinger	Managing Director, Head of US Core Equity	November 2021
Francis Morris*	Senior Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Christopher Adams, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Michael Morris, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Donald Padilla, CFA	Managing Director, Senior Portfolio Manager - US Core Equity	November 2021
Christina Van Het Hoen, CFA	Senior Vice President, Portfolio Manager - US Core Equity	July 2024

* Effective on or about June 1, 2025, Francis Morris will be retiring from the Manager and no longer be a portfolio manager of the Fund.

Effective immediately, the following replaces the section of the Fund’s statutory prospectus entitled “Who manages the Funds — Portfolio managers — Macquarie Smid Cap Core Fund”:

David Reidinger, Francis Morris (until his retirement from the Manager on or about June 1, 2025), Christopher Adams, Michael Morris, Donald Padilla, and Christina Van Het Hoen are primarily responsible for the day-to-day portfolio management of the Fund.

Effective immediately, the following biographies replace the biographies for David Reidinger and Francis Morris, respectively, in the section of the Fund’s statutory prospectus entitled “Who manages the Funds — Portfolio managers”:

David Reidinger
Managing Director, Head of US Core Equity
•	Joined Macquarie in 2016
•	Based in Philadelphia

Dave is Head of Macquarie Asset Management’s (MAM’s) US Core Equity Team, a role he first assumed in March 2025. Dave is responsible for management of the team’s investment portfolios and business, and he performs analysis and research. Before that, Dave was a Senior Portfolio Manager for the team, a role he assumed in October 2016. Prior to joining the firm, Dave was a Senior Equity Analyst and Portfolio Manager at Chartwell Investment Partners, where he had worked on the firm’s small- and mid-cap growth strategies since 2004. Prior to Chartwell, Dave was a Portfolio Manager at Morgan Stanley Investment Management and a Senior Equity Analyst at Tiger Management. Dave began his investment career in 1993 as an Equity Research Analyst at Goldman Sachs. Dave received a Bachelor of Arts in mathematics and economics from Fordham University and a Master of Business Administration from Columbia Business School.

Francis Morris
Senior Managing Director, Senior Portfolio Manager – US Core Equity
•	Joined Delaware Investments in 1997, acquired by Macquarie in 2010
•	Based in Philadelphia

Frank is a Senior Portfolio Manager for Macquarie Asset Management’s (MAM’s) US Core Equity Team, a role he transitioned to in March 2025 after serving as head of the team for more than 20 years. Frank performs analysis and research to support the portfolios managed by the team. Frank joined Delaware Investments as Vice President and Portfolio Manager. Prior to joining the firm, Frank was Vice President and Director of Equity Research at PNC Asset Management, where he began his investment career in 1983. Frank holds a Bachelor of Arts from Providence College and a Master of Business Administration from Widener University. He is a former member of the Business Advisory Council of the Providence College School of Business. Frank is a past President of the CFA Society of Philadelphia.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a fund or acting on a distribution check (if applicable).

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 31, 2025.